Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002
In connection with the Quarterly Report of Warwick Valley Telephone Company (the “Company”) on Form 10-Q for the period ending September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Duane W. Albro., Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company to the best of my knowledge.
A signed original of this written statement required by Section 906 has been provided to Warwick Valley Telephone Company and will be retained by Warwick Valley Telephone Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/Duane W. Albro
Duane W. Albro
President, Principal Executive Officer
November 8, 2007

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